SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 6, 2019

Booking Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36691	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal offices)	(Zip Code)

 Registrant's telephone number, including area code: (203) 299-8000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4c  under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered:
Common Stock, par value $0.008 per share	BKNG	The NASDAQ Global Select Market
0.800% Senior Notes Due 2022	BKNG 22A	New York Stock Exchange
2.150% Senior Notes Due 2022	BKNG 22	New York Stock Exchange
2.375% Senior Notes Due 2024	BKNG 24	New York Stock Exchange
1.800% Senior Notes Due 2027	BKNG 27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Stockholders of the Company was held on June 6, 2019 in New York, New York. The following proposals were voted on by the Company's stockholders with the following results:

1.
The stockholders of the Company elected all of the Company's nominees for election to the Board of Directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. The votes were as follows:

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Timothy M. Armstrong	36,341,027	112,746	—	2,303,436
Jeffery H. Boyd	35,832,308	621,465	—	2,303,436
Glenn D. Fogel	36,397,656	56,117	—	2,303,436
Mirian Graddick-Weir	36,370,664	83,109	—	2,303,436
James M. Guyette	35,003,181	1,450,592	—	2,303,436
Wei Hopeman	36,400,528	53,245	—	2,303,436
Robert J. Mylod, Jr.	36,336,184	117,589	—	2,303,436
Charles H. Noski	36,346,597	107,176	—	2,303,436
Nancy B. Peretsman	35,722,113	731,660	—	2,303,436
Nicholas J. Read	34,422,169	2,031,604	—	2,303,436
Thomas E. Rothman	36,375,999	77,774	—	2,303,436
Lynn M. Vojvodich	36,357,393	96,380	—	2,303,436
Vanessa A. Wittman	36,381,114	72,659	—	2,303,436

2.	A proposal to ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019 was approved as follows:

Votes For:	37,607,069
Votes Against:	1,095,882
Abstentions:	54,258
Broker Non-Votes:	—

3.	A proposal to approve on an advisory basis the compensation paid by the Company to its named executive officers was approved as follows:

Votes For:	32,766,224
Votes Against:	3,547,904
Abstentions:	139,645
Broker Non-Votes:	2,303,436

4.	A non-binding stockholder proposal requesting that the Company amend its proxy access bylaw provisions, was not approved as follows:

Votes For:	11,677,970
Votes Against:	24,702,203
Abstentions:	73,600
Broker Non-Votes:	2,303,436

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKING HOLDINGS INC.

By:	/s/ David I. Goulden
	Name:	David I. Goulden
	Title:	Executive Vice President and Chief Financial Officer

Date:  June 7, 2019